EXHIBIT 10.51
                   FORM OF REGISTRATION RIGHTS AGREEMENT
                   -------------------------------------


      REGISTRATION RIGHTS AGREEMENT, dated as of April __, 1998, by and among SALANT CORPORATION, a Delaware corporation (the "Company"), and the other parties listed on the signature pages hereto (the "Initial Holders").

      This Agreement is being entered into in connection with the Restructuring (as such term is used in the Company's registration statement on Form S-4, dated _________, 1998 and filed with the Securities and Exchange Commission. The Restructuring provides for the issuance of Common Stock (as hereinafter defined).

      The parties hereto desire to provide certain registration rights to the Initial Holders with respect to the shares of Common Stock.

      Accordingly, the parties hereto agree as follows:

1.    Definitions
      -----------

      As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

      "Account" means, with respect to a Holder or Other Holder who has been engaged to provide investment management services, each Person (including, without limitation, any other Holder or Other Holder) on behalf of whom such Holder or Other Holder provides such services.

      "Affiliate" means, at any time, a Person (other than a Subsidiary or a Holder): (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company; or (b) that beneficially owns (calculated in accordance with Rule 13d-3 under the Exchange Act) or holds ten percent (10%) or more of any class of the Voting Stock of the Company. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Common Stock" means any shares of Common Stock, par value $1.00 per share, of the Company now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

      "Holder" means a registered holder of Registrable Common Stock.

      "Initial Holders" has the meaning assigned to it in the preamble hereof.

      "Material Disclosure Event" means any pending or imminent event relating to the Company which, based on (i) the good faith, reasonable opinion of the Board of Directors of the Company and (ii) the advice of competent outside counsel to the Board of Directors of the Company, (x) requires disclosure of material, non-public information relating to such event in the Shelf Registration so that such registration statement would not be materially misleading, (y) is otherwise not required to be publicly disclosed at that time (e.g., on Form 8-K or Form 10-Q) under applicable federal or state securities laws, and (z) if publicly disclosed at the time of such event, would have a material adverse effect on the business and financial condition of the Company.

      "Other Holder" means any person or entity to whom the Company has granted or does grant registration rights.

      "Other Holder Registrable Common Stock" means the shares of Common Stock held by any Other Holder.

      "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

      "Registrable Common Stock" means (i) the shares of Common Stock issued to an Initial Holder pursuant to the Restructuring or (ii) any Common Stock issued with respect to the Common Stock referred to in clause (i) hereof by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Common Stock, such securities shall cease to be Registrable Common Stock when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require the registration under the Securities Act, or (iv) they shall have ceased to be outstanding.

      "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Common Stock pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees; all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Holders in connection with "blue sky" qualification of the Registrable Common Stock and determination of their eligibility for investment under the laws of the various jurisdictions); all duplicating and printing expenses; all messenger and delivery expenses; the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or, in connection with a registration pursuant to Section 2.3 only, any special audits required by, or incident to, such registration; all fees and disbursements of underwriters (other than underwriting discounts and commissions); all transfer taxes; and the reasonable fees and expenses of one counsel to the Holders; provided, however, that Registration Expenses shall exclude and the Holders shall pay underwriting discounts and commissions in respect of the Registrable Common Stock being registered.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

      "Subsidiary" means any corporation in which the Company or one or more Subsidiaries owns sufficient voting securities to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such corporation.

      "Voting Stock" means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

2.    Shelf Registration; Registration Under Securities Act, Etc.
      -----------------------------------------------------------

      2.1   Shelf Registration
            ------------------

      Within 35 days following the date hereof, the Company shall file with the Commission, at the Company's expense, a "shelf" registration statement on any appropriate form pursuant to Rule 415 under the Securities Act covering all Registrable Common Stock (the "Shelf Registration"). The Company shall use its reasonable commercial efforts to have the Shelf Registration declared effective as promptly as practicable after such filing (but not later than 100 days after the date hereof) and to keep the Shelf Registration continuously effective three years following the date on which the Shelf Registration is declared effective (subject to Suspension Periods (as hereinafter defined) and extensions coincident with the length of such Suspension Periods) (the "Shelf Registration Period"); provided, however, that if a registration statement on Form S-3 (or such successor form as is prescribed by the Commission) is available to the Company on the third anniversary of the date on which the Shelf Registration is declared effective, the Company shall use its reasonable commercial efforts to keep the Shelf Registration continuously effective for two additional years. The Company shall, to the extent necessary, supplement or amend the Shelf Registration (in each case, at the Company's expense) to keep the Shelf Registration effective during the Shelf Registration Period. The Company further agrees to supplement or amend any Shelf Registration, as required by the registration form utilized by the Company, by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder or as reasonably requested by any Holder. The Company shall furnish to the Holders copies, in substantially the form proposed to be used and/or filed, of the registration statement and any such supplement or amendment at least 30 days prior to its being used and/or filed with the Commission. The Company hereby consents to the use (in compliance with applicable law) of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Common Stock in connection with the offering and sale of the Registrable Common Stock covered by the prospectus or any amendment or supplement thereto. The Company shall pay all Registration Expenses incurred in connection with the Shelf Registration, whether or not it becomes effective. In no event shall the Shelf Registration include securities other than Registrable Common Stock, unless the Holders of all Registrable Common Stock consent to such inclusion. Nothing herein shall obligate the Company to incur or pay for fees and disbursements of underwriters in connection with a distribution under the Shelf Registration.

      For purposes hereof, "Suspension Period" shall mean a period of time commencing on the date on which the Company provides notice that the Shelf Registration is no longer effective, that the prospectus included in the Shelf Registration no longer complies with the requirements therefor prescribed by Section 10(a) of the Securities Act, or there is a Material Disclosure Event and the Board of Directors of the Company has elected (in its good faith reasonable judgment) to require the suspension of the sale by the Holder of Registrable Common Stock pursuant to the Shelf Registration, and shall end on the date when the Holder either receives copies of the supplemented or amended prospectus contemplated by Section 2.4(g) or such earlier time that the Holder is otherwise advised in writing by the Company that use of the prospectus may be resumed. The Holder agrees that it will not sell any Registrable Common Stock pursuant to the Shelf Registration during any Suspension Period. The Company agrees (i) that the Company will use its best efforts to ensure that there is not more than one Suspension Period in any 12-month period, (ii) to cause each Suspension Period to end as soon as reasonably practicable and (iii) that no Suspension Period shall exceed 30 consecutive days. The Company further agrees that no other holder of any shares of the Company's capital stock will be permitted to sell any such shares of the Company's capital stock pursuant to a registration statement during a Suspension Period. If one or more Suspension Periods occur, the Shelf Registration Period shall be extended by such number of days coincident with the aggregate number of days included in all Suspension Periods.

      2.2   Registration on Request
            -----------------------

            (a)   Request
                  -------

      Subject to the provisions of Section 2.2(h) below, (i) if the Shelf Registration remains continuously effective during the Shelf Registration Period in accordance with the terms hereof, at any time or from time to time after the expiration of the Shelf Registration Period, or (ii) if for any reason the Shelf Registration does not become effective within 65 days after the date hereof or ceases to be effective at any time prior to the expiration of the Shelf Registration Period, at any time or from time to time after the date which is 65 days from the date hereof (if the Shelf Registration fails to become effective) or the date on which the Shelf Registration ceases to be effective, as the case may be, the Holders, individually and jointly, of more than 10% of issued and outstanding shares of Common Stock (the "Initiating Holders") shall have the right to require the Company to effect the registration under the Securities Act of all or part of the Registrable Common Stock held by such Initiating Holders, by delivering a written request therefor to the Company specifying the number of shares of Registrable Common Stock and the intended method of distribution. The Company shall promptly give written notice of such requested registration to all other Holders, and thereupon the Company shall, as expeditiously as possible, use its best efforts to (A) effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration) of the Registrable Common Stock which the Company has been so requested to register by the Initiating Holders, and all other Registrable Common Stock which the Company has been requested to register by any other Holder (together with the Initiating Holders, the "Selling Holders") by written request given to the Company within 10 days after giving of written notice by the Company, all to the extent necessary to permit distribution in accordance with the intended method of distribution set forth in the written request or requests delivered by the Selling Holders, and (B) if requested by the Selling Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

            (b)   Registration of Other Securities
                  --------------------------------

      Whenever the Company shall effect a registration pursuant to this
Section 2.2, no securities (other than Registrable Common Stock) shall be included among the securities covered by such registration (i) if, in connection with an underwritten offering by any Selling Holders of Registrable Common Stock, the managing underwriter of such offering shall have advised the Company and the Selling Holders in writing that the inclusion of such other securities would adversely affect such offering or
(ii), if such offering is not an underwritten offering, unless the Selling Holders of not less than 50% of the Registrable Common Stock to be covered by such registration shall have consented (which consent shall not be unreasonably withheld or delayed) in writing to the inclusion of such other securities.

            (c)   Registration Statement Form
                  ---------------------------

      Registrations under this Section 2.2 shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall be reasonably acceptable to the Selling Holders. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Selling Holders, counsel to the underwriters, if any, and counsel to the Company, is required to be included.

            (d)   Expenses
                  --------

      The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.2.

            (e)   Effective Registration Statement
                  --------------------------------

      A registration requested pursuant to this Section 2.2 shall not be deemed to have been effected (including for purposes of paragraph (h) of this Section 2.2) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 120 days (or such shorter period which shall terminate when all the Registrable Common Stock covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied for any reason not attributable to the Selling Holders or waived.

            (f)   Selection of Underwriters
                  -------------------------

      The underwriters of each underwritten offering of the Registrable Common Stock to be registered shall be selected by the Selling Holders and shall be reasonably satisfactory to the Company.

            (g)   Priority in Requested Registration
                  ----------------------------------

      If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such registration exceeds the number of shares which can be sold in such offering within a price range acceptable to the Selling Holders of Registrable Common Stock, the Company will include in such registration that number of shares of Registrable Common Stock which the Company is so advised can be sold in such offering. The Registrable Common Stock requested to be included in such registration shall be reduced pro rata among the Selling Holders requesting such registration of Registrable Common Stock on the basis of the percentage of Registrable Common Stock of such Selling Holders requesting such registration. In connection with any such registration to which this Section 2.2(g) is applicable, no securities other than Registrable Common Stock shall be covered by such registration.

            (h)   Limitations on Registration on Request
                  --------------------------------------

      Notwithstanding anything to the contrary contained herein, the registration rights granted to the Holders in Section 2.2(a) are subject to the following limitations: (i) the Holders shall be entitled to require the Company to, and the Company shall be required to, effect no more than three registrations pursuant to Section 2.2(a)(i) hereof and no more than four registrations pursuant to Section 2.2(a)(ii) hereof, (ii) the Company shall not be required to effect a registration pursuant to Section 2.2(a) if, with respect thereto, the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, but rather the filing may be delayed until the completion of such regular audit (unless the Holders agree to pay the expenses of the Company in connection with such an audit other than the regular audit) and
(iii) the Holders shall not be entitled to require the Company to, and the Company shall not be required to, effect a registration pursuant to Section 2.2(a) within three (3) months following the effective date of another registration pursuant to Section 2.2(a).

            (i)   Postponement
                  ------------

      The Company shall be entitled once in any 12-month period to postpone for a reasonable period of time (but not exceeding 30 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to this Section 2.2 if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any material financing, corporate reorganization or other material transaction involving the Company or any subsidiary, or would require premature disclosure thereof, and promptly gives the Selling Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the Selling Holders of not less than 50% of the shares of Registrable Common Stock to be registered shall have the right to withdraw the request for registration in respect of the Registrable Common Stock by giving written notice to the Company at any time and, in the event of any such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Holders are entitled pursuant to this
Section 2.2.

      2.3   Incidental Registration
            -----------------------

            (a)   Right to Include Registrable Common Stock
                  -----------------------------------------

      If the Company at any time prior to the expiration of the Holders' right to request the registration of Registrable Common Stock pursuant to
Section 2.2(a) hereof proposes to register any of its securities under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Form or similar form(s) solely for registration of securities in connection with an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a dividend reinvestment plan, pursuant to a merger, exchange, offer or transaction of the type specified in Rule 145(a) under the Securities Act or pursuant to a "shelf" registration), whether or not for sale for its own account, it will each such time give prompt written notice to the Holders of its intention to do so and of the Holders' rights under this Section 2.3 and the Holders shall be entitled to include, subject to the provisions of this Agreement, Registrable Common Stock on the same terms and conditions (if any) as apply to other comparable securities of the Company sold in connection with such registration. Upon the written request of any Holder (a "Requesting Holder"), specifying the maximum number of shares of Registrable Common Stock intended to be disposed of by such Requesting Holder, made as promptly as practicable and in any event within 15 days after the receipt of any such notice, the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Common Stock which the Company has been so requested to register by the Requesting Holders; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination and its reasons therefor to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation under this Section 2.3 to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under
Section 2.2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities. No registration effected under this Section 2.3 shall relieve the Company of its obligation to effect any registration upon request under Section 2.2. The Company will pay all Registration Expenses in connection with any registration of Registrable Common Stock requested pursuant to this Section 2.3.

            (b)   Right to Withdraw
                  -----------------

      Any Requesting Holder shall have the right to withdraw its request for inclusion of Registrable Common Stock in any registration statement pursuant to this Section 2.3 at any time by giving written notice to the Company of its request to withdraw.

            (c)   Priority in Incidental Registrations
                  ------------------------------------

      If the managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number of shares of Registrable Common Stock and Other Holder Registrable Common Stock when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then the Company shall include in such registration that number of shares of Registrable Common Stock and Other Holder Registrable Common Stock which the Company is so advised by the managing underwriter can be sold in (or during the time of) such offering without materially adversely affecting such offering in the following order of priority:

            First: the holder or holders of securities (including the Company in the case of a primary offering) originally requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them; and then

            Second: the holder or holders of Registrable Common Stock shall be entitled to participate in such offering, pro rata among themselves in accordance with the number of shares of Registrable Common Stock which each such holder shall have requested be registered; and then

            Third: all other holders (including the Company, if such registration shall have been originally requested by a person other than the Company) of securities having the right to include shares of Common Stock in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by them.

            (d)   Plan of Distribution
                  --------------------

      Any participation by the Holders in a registration by the Company shall be in accordance with the Company's plan of distribution.

      2.4   Registration Procedures
            -----------------------

      If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Common Stock under the Securities Act as provided in Sections 2.1, 2.2 and 2.3 hereof, the Company shall as expeditiously as possible:

            (a) prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall furnish such documents to each Holder selling Registrable Common Stock covered by such registration statement and each underwriter, if any, participating in the offering of the Registrable Common Stock and their respective counsel, which documents will be subject to the review and comments of each such Holder, each underwriter and their respective counsel; and provided further, that (i) as to registration pursuant to
      Section 2.1 or 2.2 hereof, the Company may discontinue any registration of its securities which are not Registrable Common Stock and (ii) as to registration pursuant to Section 2.3 hereof, the Company may discontinue any registration of its securities, in each case, at any time prior to the effective date of the registration statement relating thereto;

            (b) notify each Holder selling Registrable Common Stock covered by such registration statement of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Common Stock covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Common Stock in accordance with the intended method of distribution thereof; provided that, except with respect to the Shelf Registration and any other such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 120 days;

            (c) furnish, without charge, to each Holder selling Registrable Common Stock covered by such registration statement and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Holders and such underwriters may reasonably request;

            (d) use its best efforts (i) to register or qualify all Registrable Common Stock and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as any Holder or Holders selling Registrable Common Stock covered by such registration statement or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holder or Holders; provided, however, that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

            (e) use its best efforts to cause all Registrable Common Stock covered by such registration statement to be registered with or approved by such other Federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company, counsel to any underwriter, or counsel to any Holder or Holders selling Registrable Common Stock covered by such registration statement to consummate the disposition of such Registrable Common Stock;

            (f) furnish to each Holder selling Registrable Common Stock covered by such registration statement and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as such Holder or Holders, or the underwriters, may reasonably request;

            (g) immediately notify the Holders selling Registrable Common Stock covered by such registration statement and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act or, in the case of the Shelf Registration, at any time during the Shelf Registration Period, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of any Holder or Holders selling Registrable Common Stock covered by such registration statement promptly prepare and furnish to such Holder or Holders and each underwriter, if any, participating in the offering of the Registrable Common Stock, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Holders a copy of any amendment or supplement to such registration statement or prospectus;

            (i) cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for the Common Stock from and after the date of such registration;

            (j) use its commercially reasonable efforts to cause all Registrable Common Stock covered by such registration statement to be
      (i) listed for trading on the New York Stock Exchange, Inc. ("NYSE"), provided that, if the Company is unable to have the Registrable Common Stock listed for trading on the NYSE, the Company will use its best efforts to cause all Registrable Common Stock to be quoted on the National Market System ("National Market System") of the NASDAQ Stock Market ("NASDAQ") within the meaning of Rule 11Aa2-1 of the Commission if the quoting of such Registrable Common Stock is then permitted under NASDAQ rules; or (ii) if no similar securities of the Company are then so quoted, use its best efforts to (x) secure designation of all such Registrable Common Stock as a NASDAQ National Market System security or
      (y) failing that, cause all such Registrable Common Stock to be listed on another national securities exchange or (z) failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

            (k) deliver promptly to counsel to the Holders selling Registrable Common Stock covered by such registration statement and each underwriter, if any, participating in the offering of the Registrable Common Stock, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

            (1) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

            (m) provide a CUSIP number for all Registrable Common Stock, no later than the effective date of the registration statement;

            (n) make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses) in their marketing of Registrable Common Stock; and

            (o) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by
      Section 2.4(g)(v) hereof, use its best efforts to prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required documents so that, thereafter, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require the Holders selling Registrable Common Stock covered by such registration statement to furnish the Company such information regarding the Holders and the distribution of the Registrable Common Stock as the Company may from time to time reasonably request in writing. In the event of a registration effected pursuant to Section 2.1, 2.2(a) or 2.3(a) hereof, if a Holder fails to provide such information and the failure by such Holder to furnish such information would prevent or unreasonably delay the registration statement relating to such registration from being declared effective by the Commission, the Company may exclude such Holder's Registrable Common Stock from such registration, which right of the Company shall, in the case of a registration effected pursuant to Section 2.1 or 2.2(a) hereof, be subject to the consent of the Holders of not less than 50% of the shares of Registrable Common Stock to be included in such registration (other than such Holder's Registrable Common Stock).

      The Holders agree that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g)(iii) or (v) of this Section 2.4, each of the Holders will discontinue its disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until, in the case of paragraph (g)(v) of this
Section 2.4, its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice. If the disposition by the Holders of their securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.4; and, if the Company shall not so extend such period, the Holders' request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Holders are entitled pursuant to
Section 2.2 hereof.

      2.5   Underwritten Offerings
            ----------------------

            (a)   Requested Underwritten Offerings
                  --------------------------------

      If requested by the underwriters for any underwritten offering by the Selling Holders pursuant to a registration requested under Section 2.1 or 2.2, the Company shall enter into a customary underwriting agreement with such underwriter or underwriters. Such underwriting agreement shall be reasonably satisfactory in form and substance to the Selling Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, such customary provisions relating to indemnification and contribution by the Company. The Selling Holders shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Selling Holders. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its ownership of and title to the Registrable Common Stock, and its intended method of distribution; any liability of any Selling Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that it derives from such registration; and no Selling Holder shall be required to indemnify any underwriter, or contribute to any payments required to be made by any underwriter in lieu thereof, to any greater extent than such Selling Holder has agreed in Section 2.7.

            (b)   Incidental Underwritten Offerings
                  ---------------------------------

      In the case of a registration pursuant to Section 2.3 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Requesting Holders' Registrable Common Stock to be included in such registration shall be subject to such underwriting agreements. The Requesting Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Requesting Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Requesting Holders. No Requesting Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, its ownership of and title to the Registrable Common Stock, and its intended method of distribution; and any liability of any Requesting Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that it derives from such registration.

      2.6   Preparation; Reasonable Investigation
            -------------------------------------

      In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the participating Holders, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of the participating Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      2.7   Indemnification
            ---------------

            (a)   Indemnification by the Company
                  ------------------------------

      The Company agrees that in the event of any registration of any securities of the Company under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless each Holder, its respective directors, officers, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder or any such director, officer, partner, agent or affiliate or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Holder and each such director, officer, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case or to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Holders or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of either Holder or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such Holder.

            (b)   Indemnification by the Holders
                  ------------------------------

      As a condition to including any Registrable Common Stock in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from each Holder so including any Registrable Common Stock to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.7) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and, to the extent requested, each underwriter, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder; and provided, further, that such Holder shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to any other Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such other Person if such statement or omission was corrected by such Holder in such final prospectus.

            (c)   Indemnification for Controlling Person Liability
                  ------------------------------------------------

      In addition to the indemnification provided for in Section 2.7(a), the Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, partners and agents, if any, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, in each case, under the Securities Act or common law or otherwise, resulting from:

            (i) any violation by the Company of the provisions of the Securities Act;

            (ii) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment thereto or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, whether or not, in each such case, the registration statement or amendment thereto or prospectus (or amendment or supplement thereto) or preliminary prospectus related or relates to any offering or sale of Registrable Common Stock by a Holder; and

            (iii) any other untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact necessary to make the statements in any document issued or delivered to any purchaser or potential purchaser or filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (in light of the circumstances under which they were made) not misleading, in each case, in connection with any offering or sale of securities of the Company by any Person, whether or not such securities offered or sold are or were registered or required to be registered under the Securities Act;

in each such case, to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereto) and expenses, joint or several, are alleged to result from or exist by virtue of the fact that any Holder controls or is alleged to control (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any Subsidiary or Affiliate of the Company, whether such claim or allegation arises under Section 15 of the Securities Act or Section 20 of the Exchange Act or otherwise; provided, however, that such indemnification shall not extend to losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such Holder expressly for use therein, or from any such information provided by an underwriter selected by the Holders or any of them.

            (d)   Notices of Claims, Etc.
                  -----------------------

      Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.7. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties and the indemnifying party shall be obligated to pay the fees and expenses of such separate counsel or counsels. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (e)   Contribution
                  ------------

      If the indemnification provided for in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.7(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this subsection (e) are several and not joint and shall be in proportion to the relative value of their respective Registrable Common Stock covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (e) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the net proceeds received by such party from the sale of the Registrable Common Stock in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

            (f)   Other Indemnification
                  ---------------------

      Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.7 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 2.7 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Common Stock by any of the Holders.

            (g)   Indemnification Payments
                  ------------------------

      The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that such periodic payments shall only be made upon delivery to the indemnifying party of an agreement by the indemnified party to repay the amounts advanced to the extent it is ultimately determined that the indemnified party is not entitled to indemnification pursuant to this Section 2.7 or otherwise. The parties hereto agree that for each of them such agreement shall be deemed to be contained herein. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) would be available to any indemnified party under any provision of this Section 2.7, the Company will promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly), for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty
(30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty (30) days of a request therefor shall bear interest at such prime rate from the date of such request to the extent such reimbursement payments are ultimately determined to be proper obligations of the indemnifying party.

      2.8   Limitation on Sale of Securities
            --------------------------------

      If any registration of Registrable Common Stock or Other Holder Registrable Common Stock shall be in connection with an underwritten public offering, each of the Holders or the Other Holders, as the case may be, and the Company agrees (except, in the case of any Holder or Other Holder, to the extent that such Holder or Other Holder is prohibited by applicable law or the exercise of its fiduciary duties from agreeing to withhold Registrable Common Stock or Other Holder Registrable Common Stock, as the case may be, from sale) (x) not to effect any public sale or distribution of any issue of the same class or series as the Registrable Common Stock or Other Holder Registrable Common Stock being registered in an underwritten public offering (other than pursuant to an employee stock option, stock purchase or similar plan, pursuant to a dividend reinvestment plan, pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), any securities of the Company similar to any such issue or any securities of the Company or of any security convertible into or exchangeable or exercisable for any such issue of the Company during the 15 days prior to, and during the 45 day period (or such longer period, not in excess of 90 days, as may be reasonably requested by the underwriter of such offering) beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted). Without limiting the scope of the term "fiduciary," a Holder or Other Holder shall be deemed to be acting as a fiduciary if its actions or the Registrable Common Stock or Other Holder Registrable Common Stock proposed to be sold is subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Common Stock or Other Holder Registrable Common Stock is held in a separate account under applicable insurance law or regulation. Notwithstanding the foregoing, no Holder or Other Holder who has been on behalf of an Account shall be required to hold back Registrable Common Stock or Other Holder Registrable Common Stock attributable to such Account if such Account directs such Holder or Other Holder to dispose of some or all of such Registrable Common Stock or Other Holder Registrable Common Stock, attributable to such Account unless (1) such Holder or Other Holder shall have directly or indirectly induced such Account to make such sale or (2) such Account terminates the authority of the Holder or Other Holder of Registrable Common Stock or Other Holder Registrable Common Stock to dispose of such securities; provided, however, that any holdback agreement relating to such underwritten sale shall continue to apply to Registrable Common Stock or Other Holder Registrable Common Stock attributable to such Account which such Account has not directed such Holder or Other Holder to sell.

      2.9   No Required Sale
            ----------------

      Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registrable Common Stock pursuant to any effective registration statement.

3.    Rule 144
      --------

      The Company shall take all actions reasonably necessary to enable holders of Registrable Common Stock to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

4.    Amendments and Waivers
      ----------------------

      This Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Holders of not less than 50% of the shares of Registrable Common Stock and the Company.

5.    Adjustments
      -----------

      In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Agreement shall be appropriately adjusted.

6.    Notice
      ------

      All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

      (a) If to any Holder, the address of such Holder set forth on Annex A attached hereto;

      (b)   If to the Company, to it at:

            Salant Corporation
            1114 Avenue of the Americas
            New York, New York 10036
            Attn: Todd Kahn, Esq.

7.    Assignment
      ----------

      This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company. Any Holder may, at its election, at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any transferee of Registrable Common Stock.

8.    Remedies
      --------

      The parties hereto agree that money damages or any other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

9.    No Inconsistent Agreements
      --------------------------

      The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, other than any customary lock-up agreement with the underwriters in connection with any registration and offering by the Company of its securities to the public (an "Offering") effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, as applicable, for a specified period following such Offering. The Company hereby represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.
The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

10.   Headings
      --------

      Headings of the sections and paragraphs of this Agreement are for convenience only and shall be given no substantive or interpretive effect whatsoever.

11.   Governing Law; Jurisdiction
      ---------------------------

      (a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

      (b) Each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of the federal courts and courts of the state of New York situated in New York County, New York in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby agrees that service of process in any such action, suit or proceeding against the other party with respect to this Agreement may be made upon it in any manner permitted by the laws of New York or the federal laws of the United States.

12.   Counterparts
      ------------

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

13.   Invalidity of Provision
      -----------------------

      The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

14.   Further Assurances
      ------------------

      Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.   Entire Agreement; Effectiveness
      -------------------------------

      This Agreement and the other writings referred to herein or delivered in connection herewith contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      IN WITNESS WHEREOF, the undersigned have Executed this Agreement as of the date first above written:


                              SALANT CORPORATION


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              SALANT CORPORATION, as attorney in fact for the Holders of Registrable Common Stock


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              MAGTEN ASSET MANAGEMENT CORP., as agent on
                                 behalf of those investment advisory clients listed on Schedule I hereto


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title: